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Exhibit 10.14


                           23 January 2001


                                                                  (1 page total)

ENTERPRISES                Via Facsimile: 612.321.9212
SOLUTIONS
INCORPORATED

                           Mr. Kevin Miller
                           President & CEO
                           Global Financial Group, Inc.
140 Wood Road              100 Washington Square, Suite 1319
Suite 200                  Minneapolis, MN 55401
Braintree, MA 02184
T 781.356.4387
F 781.356.4413

                           Dear Mr. Miller:

                           We hereby extend the agency agreement between Enterprises Solutions, Inc. and Global Financial Group, Inc. dated 25 October 2000 and expiring on 24 January 2001 for an additional 90-day period expiring on 24 April 2001.

50 Ragsdale Drive          Please do not hesitate to contact the undersigned at
Suite 150                  (781) 356-4387 with any questions.
Monterey, CA 93940
T 831.372.7777             Best regards,
F 831.647.7047


                           /s/ Alfred T. Saker
www.epso.net               Alfred T. Saker II
- ------------               Treasurer

                           Cc: Dr. John A. Solomon, President & CEO, ESI Steve Staltare, Global Financial Group, Inc.